                                                                    EXHIBIT 99.2
                                    AGREEMENT
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            AGREEMENT  made and  entered  into as of this 16th day of  December,
2003 (the  "Agreement"),  by and between  Everlast  Worldwide  Inc.,  a Delaware corporation ("Everlast"), and Ben Nadorf ("Nadorf").

                                   WITNESSETH:
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            WHEREAS,  Nadorf is the record and beneficial owner of 31,500 shares of Series A Redeemable  Participating Preferred Stock, stated value of $1,000.00 per share of Everlast (the "Preferred Shares"); and

            WHEREAS,  pursuant to the certain  "Certificate of The Designations,
Powers,  Preferences and Rights," issued by Everlast Worldwide Inc. the pro-rata redemption  of 45,000 shares of Series A Redeemable  Preferred  Stock ( of which
40,500  shares was issued to Mr. Ben Nadorf as his  proportionate  interest)  is mandated  over a period of nine (9)  years,  commencing  on  December  31,  2001 through  December 31, 2009,  payable to each of the  Preferred  stockholders  as their interest may appear, in equal installments totaling $5 Million each year (
of which  $4,500,000  is paid  annually  to Mr. Ben Nadorf as his  proportionate interest); and

            WHEREAS,  on the fifth  anniversary of its closing date and pursuant to the  "Agreement and Plan of Merger"  (Section 1.10) (the "Merger  Agreement")
between  Everlast  World's  Boxing   Headquarters  Inc  and  Everlast  Worldwide
Inc.[formerly  known as Active  apparel  Group Inc.],  known as the  "Make-Whole
Adjustment,"  Everlast  is  obligated  to issue  pro-rata ( in  accordance  with
Schedule I of the "Agreement and Plan of Merger",) to the former stockholders of
Everlast  World's  Boxing  Headquarters  Inc. a sufficient  number of additional shares of common stock or the cash equivalent thereof,  which in addition to the market value of the 380,000 shares of common stock issued as "additional shares"
under the merger agreement, aggregate $5 Million; and

            WHEREAS, the parties hereto have agreed to amend and or modify their mutual  obligations  with respect to the  aforesaid  redemption  and "Make Whole
Adjustment"  set forth above,  and in  consideration  of the premises and of the mutual  covenants and agreements of the parties herein  contained,  Everlast and
Nadorf, hereby agree as follows:

            1.  In lieu of a cash payment for the redemption of a portion of the
                Series A Preferred  Stock owned by Ben Nadorf  ($2,000,000)  for each of the four years  commencing  December 14,  2003,  through
                December 14, 2006,  Ben Nadorf  shall issue four  interest  only term loans to  Everlast.  The loans  shall be secured by four $2 million  Promissory  Notes from Everlast which shall provide for the  payment  of  interest  only,  in the sum of 9.5% per  annum during the years 2004 through 2007 and 10% during 2008, upon the unpaid  balance.  The  promissory  notes  shall  continue  to be collateralized  by the  trademarks  and licenses on the Everlast name plus all other  collaborational  protection for the lender,
                Ben Nadorf, pursuant to the Merger Agreement.

            2.  Each of the loans shall  mature on  December  14, 2008 and shall aggregate  $8,000,000.  Everlast shall have the right to pre-pay the promissory  note in full prior to December 14, 2008 together with all unpaid interest due at the time of pre-payment.

            3.  Interest on the loans will be payable  annually on December 14th of each year commencing 2004.

            4.  With the  exception  of the  above,  all of the other  terms and conditions  of the  "Certificate  of The  Designations,  Powers,
                Preferences and Rights" shall remain unchanged and in full force and effect.

            5.  The date of the "Make  Whole  Adjustment"  shall be  extended to
                October 24, 2007, the seventh  anniversary of the closing of the merger.

            6.  Sue Nadorf will become an employee of Everlast  Worldwide,  Inc.
                commencing January 1, 2004 through December 31, 2014. Her annual salary will be $40,000,  payable in 26  installments  coinciding
                with  the  Company's  payroll  processing,   together  with  all
                benefits provided to other full-time employees.

            7.  A special  dividend on the outstanding  Preferred  Shares in the amount of $800,000 shall be paid to Nadorf on December 14, 2003.

Representations and Warranties.
-------------------------------

            Nadorf represents that all of the Series A Preferred Stock which are the  subject  of this  Agreement  are  solely  owned by him and/or a trust to be created  by him,  and are free and  clear  of any and all  liens,  encumbrances, claims,  charges  and  assessments  and subject to no  options,  agreements,  or restrictions with respect to transferability.

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            Nadorf further represents that upon the issuance of the four $2 million Promissory Notes, 8,000 Preferred Shares shall be deemed redeemed and retired. Further, upon Nadorf's annual receipt of the payment of $2,500,000 for each year commencing December 14, 2003 through December 14, 2006, and $4,500,000 from December 14, 2007 through December 14, 2009 from Everlast, he shall deliver stock certificate(s) representing the balance of the Preferred Shares then due upon the Mandatory Redemption Date(s) set forth in the Certificate of the
Designation, duly endorsed for transfer or accompanied by appropriate stock powers duly executed, in either case in favor of Everlast.

            Everlast hereby represents and warrants to Nadorf as follows:

            1.  AUTHORIZATION.  Everlast has all requisite power, legal capacity and authority to enter into, and acquire the Shares pursuant to, this Agreement, to  issue  the  Promissory  Note  and to  assume  and  perform  its  obligations hereunder.  This Agreement,  when duly executed and delivered by Everlast,  will constitute  a legal,  valid and  binding  obligation  of  Everlast,  enforceable against Everlast in accordance with its terms

            2.  APPROVALS  AND  CONSENTS.  No  action,   approval,   consent  or
authorization,  including, but not limited to, any action, approval,  consent or authorization  by any  governmental or  quasi-governmental  agency,  commission, board,  bureau or  instrumentality  is  necessary  or required as to Everlast in connection  with the execution,  delivery and  performance of this Agreement and consummation of the transactions contemplated hereby.

Conditions to Closing.
----------------------

            1.  PROMISSORY  NOTE.  The  Promissory  Notes  shall  have been duly executed and delivered by Everlast to Nadorf.

            2.  STOCK  CERTIFICATE.  Nadorf  shall  deliver a stock  certificate representing the Shares duly endorsed for transfer or accompanied by appropriate stock powers duly executed, in either case in favor of Everlast.

            3.  CONSULTING  AGREEMENT.   Everlast  shall  have  entered  into  a
consulting agreement with Sue Nadorf pursuant to the terms and conditions of the
Consulting Agreement attached hereto.

            4. CERTIFICATE OF DESIGNATION. The Certificate of Designations shall remain unchanged and in full force and effect.

General Provisions.
-------------------

            1.  ENTIRE   AGREEMENT;   AMENDMENT  AND  WAIVER.   This   Agreement
constitutes the entire agreement  between the parties hereto with respect to the

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subject  matter  contained  herein  and  supersedes  all prior  oral or  written agreements,  if any,  between the parties  hereto with  respect to such  subject matter and, except as otherwise  expressly  provided herein or therein,  are not intended to confer upon any other  person any rights or  remedies  hereunder  or thereunder.  Any  amendments  hereto  or  modifications  hereof  must be made in writing and  executed by each of the  parties  hereto.  Any failure by Nadorf or
Everlast  to enforce any rights  hereunder  shall not be deemed a waiver of such rights.

            2. NOTICES. All notices,  requests, demands and other communications given or made  hereunder  shall be in  writing  and shall be deemed to have been duly given when  delivered  personally or by facsimile  transmission,  in either case with receipt acknowledged, or one day after being sent by overnight courier to Everlast or Nadorf at their  respective  addresses set forth on the signature page of this Agreement, and, in each case, to such other address as either party shall have given to the other party by similar notice.

            3. GOVERNING LAW; CONSENT TO  JURISDICTION.  This agreement shall be governed by, and construed in accordance with, the law of the State of New York.
Each party  hereto  hereby  irrevocably  submits to the  exclusive  personal and subject matter jurisdiction of the United States District Court for the Southern
District of New York and the Supreme  Court of the State of New York  located in the borough of Manhattan over any suit,  action or proceeding  arising out of or relating to this agreement.  each party hereby irrevocably waives to the fullest extent  permitted by law, (a) the right to trial by jury; (b) any objection that they  may now or  hereafter  have to the  venue  of any  such  suit,  action  or proceeding  brought  in any such  court;  and (c) any claim  that any such suit, action or proceeding has been brought in an inconvenient  forum.  Final judgment in any suit, action or proceeding  brought in any such court shall be conclusive and binding upon each party duly served with process therein and may be enforced in the courts of the jurisdiction of which either party or any of their property is subject, by a suit upon such judgment.

            4. BINDING EFFECT; ASSIGNMENT. This Agreement and the various rights and obligations  arising  hereunder shall inure to the benefit of and be binding upon Nadorf and Everlast and their  respective  heirs,  successors  and assigns.
Neither this Agreement nor any of the rights, interests or obligations hereunder shall be  transferred  or assigned (by  operation of law or otherwise) by any of the parties hereto without the prior written  consent of the other party hereto.
Any  transfer or  assignment  of any of the  rights,  interests  or  obligations hereunder  in  violation  of the terms  hereof  shall be void and of no force or effect.

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            5. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of law, or public policy,  all other  conditions  and  provisions of this  Agreement  shall nevertheless  remain in full force and effect so long as the  economic  or legal substance of the transactions  contemplated hereby is not affected in any manner adverse to any party.

            IN WITNESS  WHEREOF,  the parties  have caused this  Agreement to be executed as of the day and year first above written.

                                             /s/ Ben Nadorf
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                                             BEN NADORF
                                             6650 Audubon Trace - West,
                                             West Palm Beach,
                                             Florida 33412-3001
                                             Facsimile: (561) 626-9086

                                             EVERLAST WORLDWIDE INC.
                                             1350 Broadway, Suite 2300,
                                             New York, New York 10018
                                             Facsimile:  (212) 239-4261

                                             By /s/ George Q Horowitz
                                                ------------------------
                                             George Q Horowitz
                                             President and CEO

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